UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2006

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY		10595
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 686-3650

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

493226-1

Item 8.01.	Other Events.

On March 22, 2006, the Company issued a press release announcing the appointment of M. Thomas Boon to the newly-created position of Vice President of Global Sales and Marketing at Del Medical Systems Group.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
Not Applicable.
(b)	Pro Forma Financial Information.
Not Applicable.
(c)	Shell Company Transactions.
Not Applicable.
(d)	Exhibits
	Exhibit No.	Exhibits

99.1	Press Release dated March 22, 2006 announcing appointment of M. Thomas Boon as Vice President of Global Sales and Marketing at Del Medical Systems Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  DEL GLOBAL TECHNOLOGIES CORP.

(Registrant)

Date:	March 22, 2006
		By:	/s/ Mark Koch
Mark Koch
Principal Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 22, 2006 announcing appointment of M. Thomas Boon as Vice President of Global Sales and Marketing at Del Medical Systems Group.